UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)(Zip Code)

Christopher A. Moore

Boulder Growth & Income Fund, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 623-2577

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2018 - May 31, 2019

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

SEMI-ANNUAL REPORT

May 31, 2019 | NYSE: BIF

Distribution Policy

May 31, 2019

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. On November 8, 2018, the Fund announced a change in frequency of distributions made under the Fund’s managed distribution program from monthly to quarterly. The Fund’s quarterly distribution is $0.102 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.bouldercef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 877-373-6374.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-373-6374 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Performance Overview	2
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	28
Summary of Dividend Reinvestment Plan	30

Semi-Annual Report | May 31, 2019	1

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2019 (Unaudited)

Semi-Annual Update:

The Boulder Growth & Income Fund, Inc. (the “Fund”) suffered a loss of -2.9% on net assets in the six-month period ended May 31, 2019 (the “period”). This performance lagged the S&P 500 Index which returned 0.7%, the Dow Jones Industrial Average (“DJIA”) which lost -1.7%, and the NASDAQ Composite which returned 2.3% during the same period. The Fund matched the performance of the Morningstar Large Value Fund Category benchmark, which lost -2.9% during the same period. More detail on various holding period returns can be found in the table below.

The Fund has maintained its outperformance relative to the S&P 500 Index and DJIA on an annualized net asset value (“NAV”) basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the NASDAQ Composite on an annualized net assets basis during this same timeframe.

On a market price basis, the Fund suffered a loss of -3.3% for the period lagging the Fund’s return performance on a NAV basis of -2.9%. The underperformance of the market price was due to a widening of the discount of the Fund’s share price relative to its NAV (the “discount”) over the period. At the beginning of the period the discount was -16.7% and at the end of the period the discount was -17.1%.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	-0.7%	-2.9%	5.2%	11.9%	8.0%	11.8%	8.3%
BIF (Market)	-0.7%	-3.3%	2.2%	13.5%	8.9%	12.3%	6.9%
S&P 500 Index†	-0.7%	0.7%	3.8%	11.7%	9.6%	13.9%	7.4%
DJIA††	-3.7%	-1.7%	4.0%	14.4%	10.9%	14.1%	8.1%
NASDAQ Composite†††	-0.8%	2.3%	1.3%	16.0%	13.3%	16.8%	9.3%
Morningstar Large Value Fund Category†††† (NAV)	-3.2%	-2.9%	0.3%	8.2%	5.6%	12.5%	N/A

*	Annualized.
**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
†	The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad-based Index.
††††	The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com

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Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2019 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction resulting from taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends, distributions, expenses, and/or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The largest contributors to performance during the period were YUM! Brands, Inc. (YUM) contributing 0.72% and Cisco Systems, Inc. (CSCO) contributing 0.66% to the total return on net assets. The largest detractors to performance during the period were Berkshire Hathaway, Inc. (BRK/A and BRK/B) detracting -3.12% and Wells Fargo & Co. (WFC) detracting -0.81% to the total return on net assets. During the period, the Fund slightly reduced its position in Berkshire Hathaway, Inc. (BRK/A) and fully liquidated its positions in Chevron Corp. (CVX) and LTC Properties Inc. (LTC). During the period, the Fund purchased additional shares of Wells Fargo & Co. (WFC).

The Fund repurchased and retired 2,068,154 shares of its Common Stock during the period. The shares were repurchased at an average price of $10.58.

The following table shows the top ten holdings in the Fund as of May 31, 2019:

Holding	Symbol(s)	Percentage of Total Net Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	32.4%
Cash and Short-Term Investments	SAMXX, SALXX, and Treasuries	12.7%
JPMorgan Chase & Co	JPM	8.3%
Cisco Systems, Inc.	CSCO	7.2%
Yum! Brands, Inc.	YUM	6.7%
Wells Fargo & Co.	WFC	4.8%
Caterpillar, Inc.	CAT	4.5%
Wal-Mart Stores, Inc	WMT	4.5%
Pfizer, Inc.	PFE	3.8%
Cohen & Steers Infrastructure	UTF	3.4%

We appreciate your continued support of the Fund.

Sincerely,

Stewart Horejsi	Joel Looney
Portfolio Manager	Portfolio Manager

Semi-Annual Report | May 31, 2019	3

Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2019 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

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Boulder Growth & Income Fund, Inc.	Performance Overview

May 31, 2019 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
1/31/19	$12.83	$10.76	$0.102
4/30/19	13.47	11.18	0.102

*	Please refer to page 29 for classifications of dividends for the six months ended May 31, 2019.

INVESTMENTS AS A % OF TOTAL NET ASSETS

APPLICABLE TO COMMON STOCKHOLDERS

*	Less than 0.005% of Total Net Assets available to common stockholders. Holdings are subject to change.

Semi-Annual Report | May 31, 2019	5

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2019 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 87.29%
DOMESTIC COMMON STOCK 80.42%
Banks 4.99%
MidCountry Financial Corporation*(a)(b)	310,300	$2,460,679
Wells Fargo & Co.	1,425,000	63,227,250
		65,687,929
Construction Machinery 4.54%
Caterpillar, Inc.	498,700	59,749,247

Diversified 32.42%
Berkshire Hathaway, Inc., Class A*(c)	1,114	330,924,840
Berkshire Hathaway, Inc., Class B*(c)	485,000	95,748,700
		426,673,540
Diversified Financial Services 9.77%
American Express Co.	140,000	16,059,400
JPMorgan Chase & Co.	1,028,000	108,926,880
South Street Securities Holdings, Inc.*(a)(b)	25,000	3,622,000
		128,608,280
Healthcare Products & Services 2.49%
Johnson & Johnson	250,000	32,787,500

Insurance 0.00%(d)
Forethought Financial Group, Inc., Escrow, Class A*(a)(b)	19,678	27,091

Pharmaceuticals 3.81%
Pfizer, Inc.	1,207,100	50,118,792

Real Estate Investment Trusts (REITs) 2.88%
Ventas, Inc.	590,000	37,937,000

Retail 11.11%
Walmart, Inc.	577,000	58,530,880
Yum! Brands, Inc.	857,000	87,713,950
		146,244,830
Technology, Hardware & Equipment 7.21%
Cisco Systems, Inc.	1,822,200	94,809,066

Telecommunications 1.20%
Verizon Communications, Inc.	289,000	15,707,150

TOTAL DOMESTIC COMMON STOCK
(Cost $399,300,209)		1,058,350,425

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2019 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
FOREIGN COMMON STOCK 2.36%
Beverages 2.36%
Heineken Holding NV	180,000	$17,816,307
Heineken NV	126,780	13,316,266
		31,132,573
TOTAL FOREIGN COMMON STOCK
(Cost $8,831,666)		31,132,573

CLOSED-END FUND 3.42%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	44,999,503

TOTAL CLOSED-END FUND
(Cost $16,542,004)		44,999,503

LIMITED PARTNERSHIPS 1.01%
Enterprise Products Partners LP	476,800	13,297,952

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		13,297,952

HEDGE FUND 0.08%
Ithan Creek Partners L.P.*(b)		1,029,240

TOTAL HEDGE FUND
(Cost $427,416)		1,029,240

TOTAL LONG TERM INVESTMENTS
(Cost $435,915,873)		1,148,809,693

Semi-Annual Report | May 31, 2019	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2019 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 12.68%
U.S. Treasury Obligations 9.54%
United States Treasury Bills(e)
2.358%, 06/06/2019	$10,500,000	$10,498,121
2.373%, 06/13/2019	10,500,000	10,493,416
2.372%, 06/20/2019	10,500,000	10,488,794
2.333%, 06/27/2019	10,500,000	10,484,342
2.343%, 07/05/2019	10,500,000	10,478,557
2.341%, 07/11/2019	10,500,000	10,474,663
2.354%, 07/18/2019	10,500,000	10,469,993
2.318%, 07/25/2019	10,500,000	10,465,287
2.336%, 08/01/2019	10,500,000	10,460,533
2.323%, 08/08/2019	10,500,000	10,456,062
2.294%, 08/15/2019	10,500,000	10,451,535
2.283%, 08/22/2019	10,500,000	10,446,567
		125,667,870
Money Market Funds 3.14%
State Street Institutional U.S. Government Money
Market Fund, Administration Class, 7-Day Yield - 2.061%	11,260,735	11,260,735

State Street Institutional U.S. Government Money
Market Fund, Investor Class, 7-Day Yield - 2.231%	30,000,000	30,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $166,906,426)		166,928,605

TOTAL INVESTMENTS 99.97%
(Cost $602,822,299)		1,315,738,298

OTHER ASSETS AND LIABILITIES, NET 0.03%		356,534

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,316,094,832

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs as determined in good faith in accordance with procedures established by the Fund's Board of Directors. Total value of fair valued securities as of May 31, 2019 was $6,109,770 or 0.46% of Total Net Assets Available to Common Stockholders.
(b)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 10 and 11).

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2019 (Unaudited)

(c)	For additional information on portfolio concentration, see Note 6.
(d)	Less than 0.005% of Total Net Assets Applicable to Common Stockholders.
(e)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders
United States	97.61%
Netherlands	2.36%
Other Assets and Liabilities	0.03%
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2019	9

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

May 31, 2019 (Unaudited)

ASSETS:
Total Investments at Value
(Cost $602,822,299)	$1,315,738,298
Receivable for investments sold	1,221
Dividends and interest receivable	2,040,233
Prepaid expenses and other assets	68,667
Total Assets	1,317,848,419

LIABILITIES:
Investment advisory fees payable (Note 4)	1,099,705
Payable for repurchase of fund shares	341,317
Administration fees payable (Note 4)	128,767
Directors’ fees and expenses payable (Note 4)	61,522
Printing fees payable	48,205
Audit and tax fees payable	34,419
Legal fees payable	23,489
Custody fees payable	11,730
Accrued expenses and other payables	4,433
Total Liabilities	1,753,587
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,316,094,832

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$1,035,892
Paid-in capital in excess of par value of common stock	597,610,404
Total distributable earnings	717,448,536
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,316,094,832

Net Asset Value, $1,316,094,832/103,589,238 common stock outstanding	$12.70

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $50,646)	$12,052,705
Interest and other income	2,024,595
Total Investment Income	14,077,300

EXPENSES:
Investment advisory fees (Note 4)	6,376,392
Administration fees (Note 4)	682,523
Directors’ fees and expenses (Note 4)	125,244
Legal fees	71,589
Printing fees	59,698
Custody fees	35,594
Audit and tax fees	23,919
Transfer agency fees	17,735
Insurance expense	10,732
Other	80,605
Total Expenses	7,484,031
Net Investment Income	6,593,269

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	15,570,058
Foreign currency related transactions	(541)
Net realized gain	15,569,517
Net change in unrealized appreciation/depreciation on:
Investments	(70,414,316)
Foreign currency related translations	(343)
Net change in unrealized appreciation/depreciation	(70,414,659)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(54,845,142)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(48,251,873)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2019	11

Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited)	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$6,593,269	$9,697,743
Net realized gain	15,569,517	19,849,365
Long-term capital gain distributions from other investment companies	–	192,573
Net change in unrealized appreciation/depreciation	(70,414,659)	64,842,930
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(48,251,873)	94,582,611

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(21,314,655)	(28,926,764)
From tax return of capital	–	(10,693,989)
Total Distributions: Common Stockholders	(21,314,655)	(39,620,753)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(21,891,193)	(3,866,509)
Net Decrease in Net Assets from Capital Share Transactions	(21,891,193)	(3,866,509)

Net Increase/(Decrease) in Net Assets Applicable to Common Stock	(91,457,721)	51,095,349

TOTAL NET ASSETS:
Beginning of period	1,407,552,553	1,356,457,204
End of period	$1,316,094,832	$1,407,552,553

See Accompanying Notes to Financial Statements.

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Page Intentionally Left Blank

Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2019 (Unaudited)		For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
$13.32		$12.79	$10.87	$9.93	$11.32	$10.12

0.06		0.09	0.04	0.08	0.05	0.03
(0.52)		0.80	2.28	1.35	(1.12)	1.61
(0.46)		0.89	2.32	1.43	(1.07)	1.64

(0.20)		(0.06)	(0.10)	(0.33)	(0.03)	(0.00	)(b)
–		(0.21)	(0.29)	(0.16)	(0.29)	(0.44)
–		(0.10)	(0.01)	–	–	–
(0.20)		(0.37)	(0.40)	(0.49)	(0.32)	(0.44)

0.04		0.01	0.00 (b)	–	–	–
0.04		0.01	0.00 (b)	–	–	–
(0.62)		0.53	1.92	0.94	(1.39)	1.20
$12.70		$13.32	$12.79	$10.87	$9.93	$11.32
$10.53		$11.09	$10.77	$8.65	$7.78	$9.06
(2.88%)		7.78%	22.69%	16.38%	(9.04%)	18.08%
(3.28%)		6.57%	29.83%	18.21%	(10.95%)	20.76%

1.12	%(e)	1.22%	1.40%	1.43%	1.48%	1.72%
1.12	%(e)	1.22%	1.40%	1.43%	1.50%	1.83%
N/A		1.21%	1.33%	1.37%	N/A (f)	N/A	(f)
0.98	%(e)	0.71%	0.36%	0.84%	0.42%	0.32%
0.98	%(e)	0.71%	0.36%	0.84%	0.40%	0.21%

1%		1%	1%	9%	12%	4%
$1,316,095		$1,407,553	$1,356,457	$1,153,095	$1,053,399	$288,628
103,589		105,657	106,015	106,097	106,097	25,496

N/A		N/A	$50,028	$50,028	$50,000	$11,168
N/A		N/A	$28,114	$24,049	$22,068	$26,845

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2019	15

Boulder Growth & Income Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).
(e)	Annualized.
(f)	Interest expense was incurred but was not presented separately in previously issued financial statements.

See Accompanying Notes to Financial Statements.

16	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2019	17

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

The Portfolio of Investments includes investments valued at $6,109,770 (0.46% of total net assets) whose fair values have been estimated by management in the absence of readily available market quotations. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock
Banks	$63,227,250	$–	$2,460,679	$65,687,929
Diversified Financial Services	124,986,280	–	3,622,000	128,608,280
Insurance	–	–	27,091	27,091
Other	864,027,125	–	–	864,027,125
Foreign Common Stock
Other	31,132,573	–	–	31,132,573
Closed-End Fund	44,999,503	–	–	44,999,503
Limited Partnerships	13,297,952	–	–	13,297,952
Hedge Fund**	N/A	N/A	N/A	1,029,240
U.S. Treasury Obligations	–	125,667,870	–	125,667,870
Money Market Funds	41,260,735	–	–	41,260,735
TOTAL	$1,182,931,418	$125,667,870	$6,109,770	$1,315,738,298

*	For detailed descriptions and other security classifications, see the accompanying Portfolio of Investments.
**	In accordance with GAAP, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | May 31, 2019	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund, Inc.	Domestic Common Stock
Balance as of November 30, 2018	$7,074,747
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/(Depreciation)	(964,977)
Purchases	–
Sales Proceeds	–
Transfer into Level 3	–
Transfer out of Level 3	–
Balance as of May 31, 2019	$6,109,770
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2019	$(964,977)

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2019 where management used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$2,460,679	Comparable Company Approach	Discount for lack of marketability	20%
				Price to Tangible Book Value Multiple	1.050	x
	Diversified Financial Services	$3,622,000	Comparable Company Approach	Discount for lack of marketability	10%
				Price to Tangible Book Value Multiple	1.714	x
	Insurance	$27,091	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%
				Future Cash Distribution	$1.72
Grand Total		$6,109,770

20	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded on the ex-dividend date.

Semi-Annual Report | May 31, 2019	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six-month period ended May 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The federal tax return for the year ended November 30, 2016 is currently under examination. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

For the six-month period ended May 31, 2019, the Fund did not invest in derivative instruments.

Semi-Annual Report | May 31, 2019	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“ALPS”) serves as the Fund’s investment adviser pursuant to the advisory agreement. The Fund pays ALPS an annual rate of 0.95% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”). Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and ALPS. ALPS pays RMA an annual fee of 0.8125% based on the Fund’s average monthly Net Assets.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. RMA is considered an “affiliated person”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”).

ALPS Fund Services (“AFS”), an affiliate of ALPS, serves as the Fund’s sole administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, AFS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. The fees paid to AFS are calculated based on the Net Assets of the Fund.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of ALPS, RMA or AFS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of ALPS, RMA or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings. AFS provides the Fund with a chief compliance officer (“CCO”) and has waived any fees it would be entitled to receive for such services during the period that ALPS serves as investment adviser to the Fund.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the six-month period ended May 31, 2019 were $8,683,588 and $35,321,439 respectively.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2019, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2019, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 43.81% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and is a portfolio manager of the Fund.

Semi-Annual Report | May 31, 2019	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six-months ended May 31, 2019, the Fund repurchased 2,068,154 shares of Common Stock at a total purchase amount of $21,891,193. For the year ended November 30, 2018, the Fund repurchased 357,900 shares of Common Stock at a total purchase amount of $3,866,509.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2019.

The character of distributions paid on a tax basis during the year ending November 30, 2018 is as follows:

Distributions Paid From:
Ordinary Income	$6,852,272
Long-Term Capital Gain	22,074,492
Tax Return of Capital	10,693,989
$39,620,753

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at May 31, 2019, were as follows:

Cost of investments for income tax purposes	$593,058,946
Gross appreciation on investments (excess of value over tax cost)	$734,247,257
Gross depreciation on investments (excess of tax cost over value)	(11,567,905)
Net unrealized appreciation on investments	$722,679,352

NOTE 10. RESTRICTED SECURITIES

As of May 31, 2019, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

26	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2019 (Unaudited)

Restricted securities as of May 31, 2019, were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2019	Value as Percentage of Net Assets Applicable to Common Stockholders May 31, 2019
Forethought Financial Group, Inc., Escrow, Class A	11/13/09-9/30/10	$0	$27,091	0.00	%(a)
Ithan Creek Partners L.P.	6/2/08	427,416	1,029,240	0.08%
MidCountry Financial Corporation	10/22/04	4,654,500	2,460,679	0.19%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	3,622,000	0.27%
		$7,581,916	$7,139,010	0.54%

(a)	Less than 0.005% of Net Assets Applicable to Common Stockholders.

NOTE 11. INVESTMENT IN A HEDGE FUND

As of May 31, 2019, the Fund holds a residual interest in Ithan Creek Partners L.P. (“Hedge Fund”). As of June 30, 2014, the Fund notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets” and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization on March 20, 2015, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Semi-Annual Report | May 31, 2019	27

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2019 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its report on Form N-PORT. The Fund’s Forms N-Q or N-PORT reports are available (i) on the Fund’s website at www.bouldercef.com; or (ii) on the SEC’s website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.bouldercef.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.bouldercef.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

28	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2019 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended May 31, 2019				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2019
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.0489	$0.0741	$0.0810	$0.2040	23.94%	36.18%	39.88%	100.00%

Semi-Annual Report | May 31, 2019	29

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2019 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

30	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2019 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2019	31

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
INVESTMENT ADVISER	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401
ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Ave, Suite 800 Cleveland, OH 44115
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

www.bouldercef.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/18 - 12/31/18	680,218	$10.20	680,218	N/A
1/1/19 - 1/31/19	175,893	10.32	175,893	N/A
2/1/19 - 2/28/19	200,838	10.93	200,838	N/A
3/1/19 - 3/31/19	317,122	10.74	317,122	N/A
4/1/19 - 4/30/19	233,303	11.00	233,303	N/A
5/1/19 - 5/31/19	460,780	10.88	460,780	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 5, 2019

By (Signature and Title)		/s/ Kathryn Burns
Kathryn Burns, Treasurer
(Principal Financial Officer)

Date:	August 5, 2019